VALUATION PROVISIONS OF INVENTORIES (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net Inventories
Raw materials and consumables	$ 45.0	$ 46.9
Work in progress	48.7	36.3
Finished goods	1,005.9	829.3
Total	1,099.6	912.5
Cost of goods sold	2,092.3	1,785.2	$ 1,560.9
Inventories pledged as security for a liability	0.0
Gross carrying amount
Net Inventories
Total	1,129.0	937.2
Net realizable value valuation provision
Net Inventories
Total	$ (29.4)	$ (24.7)